UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2004


                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Missouri               0-24293                 43-1309065
(State or Other Jurisdiction  (Commission File (IRS Employer Identification No.)
        of Incorporation)         Number)

3600 Mueller Road, St. Charles, Missouri                  63302-0900
(Address of principal executive offices)                  (Zip Code)


                                 (636) 946-6525
              (Registrant's telephone number, including area code)


         (Former Name or Former Address, If Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On November 30, 2004, LMI Aerospace, Inc. and its subsidiaries (collectively, the "Company") closed a three-year credit agreement with Wells Fargo Business Credit, Inc. ("Wells Fargo"). The agreement includes a revolving note of up to $18 million, subject to a borrowing base consisting of accounts receivable and inventory, and term loans totalling $8,365,000. All loans are secured by a first priority security interest in all of the Company's tangible and intangible personal property and a first mortgage on three of its owned facilities.

     In addition, as a condition to closing on the credit agreement with Wells Fargo, certain directors of the Company loaned to the Company $1,000,000 of subordinated debt maturing December 31, 2007 and secured by a mortgage on certain Company real estate. Such loans were approved by the Company's Audit Committee and are subordinated to the debt represented by the credit agreement with Wells Fargo.

     The proceeds from the credit agreement with Wells Fargo and the loans from the directors, net of related expenses, are being used to repay all outstanding principal and interest to the Company's former lender, Union Planters Bank, N.A., and to provide working capital.

Section 7 - Regulation FD Disclosure

Item 7.01  Regulation FD Disclosure.

On November 30, 2004, LMI Aerospace, Inc. issued a press release announcing that it had signed and closed a three-year financing agreement with Wells Fargo Business Credit, Inc. The text of the press release is attached hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit No.   Exhibit
-----------   -------

10.1 Credit and Security Agreement dated November 29, 2004 by and among Leonard's Metal, Inc., LMI Finishing, Inc., Tempco Engineering, Inc., Versaform Corp., and Precise Marine Partners, LLP, as the Borrower, Wells Fargo Business Credit, Inc., as the Lender, and LMI Aerospace, Inc. and Precise Machine Company, as Guarantors.

10.2 Promissory Note dated November 29, 2004 in the principal amount of $150,000 from the Company to the Sanford S. Neuman Revocable Trust u/t/a September 25, 2000.

10.3 Promissory Note dated November 29, 2004 in the principal amount of $350,000 from the Company to the Joseph Burstein Revocable Trust u/t/a August 30, 1983.

10.4 Promissory Note dated November 29, 2004 in the principal amount of $300,000 from the Company to the Geary Family Trust.

10.5 Promissory Note dated November 29, 2004 in the principal amount of $200,000 from the Company to Ronald S. Saks.


The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 1, 2004

                                  LMI AEROSPACE, INC.


                                  By:  /s/ Lawrence E. Dickinson
                                       -----------------------------------------
                                         Lawrence E. Dickinson
                                         Chief Financial Officer and Secretary

                                        Contact:
                                        Ed Dickinson, Chief Financial Officer
                                        636.916.2150


FOR IMMEDIATE RELEASE


                        LMI AEROSPACE SIGNS A THREE-YEAR
                CREDIT AGREEMENT WITH WELLS FARGO BUSINESS CREDIT

     Certain Directors Provide Additional $1.0 Million of Subordinated Debt
     ----------------------------------------------------------------------

     ST. LOUIS, November 30, 2004 - LMI Aerospace, Inc. (Nasdaq: LMIA), a leading provider of assemblies, kits and detail sheet metal and machined components to the aerospace, defense and technology industries, reported today that it entered into and closed a three-year financing agreement with Wells Fargo Business Credit, Inc. The agreement includes a revolving note of up to $18 million, subject to a borrowing base, secured by accounts receivable and inventory, a $4,720,000 equipment term note secured by all of LMI's machinery and equipment, and a $3,645,000 real estate term note secured by some of LMI's owned land and buildings.

     In addition, certain directors of LMI loaned the company $1,000,000 of subordinated debt maturing December 31, 2007 and secured by certain LMI real estate. The proceeds from these credit agreements, net of related expenses, are being used to repay all outstanding principal and interest to LMI's former lender, Union Planters Bank, N.A., and to provide working capital.

     "We are very pleased to announce that we have secured a financing plan which provides LMI with the working capital needed to fund our growth and to allow us to seek larger contracts from our customers," said Ronald S. Saks, Chief Executive Officer. "Our improvement in operating results, our continuous focus on cash flow and the increasing growth in demand from our customers have enabled us to arrange financing from Wells Fargo. The Wells Fargo team worked with Lincoln Partners LLC and our Chief Financial Officer, Ed Dickinson, to devise a financing plan that makes us accountable for meeting our budgets as well as provides added working capital needed to fund our growth. Our directors have shown their confidence in our management team and their commitment to our shareholders by providing additional funds as well."

     Details of these financing arrangements will be made available through the filing of a Form 8-K, which will be completed by December 1, 2004.

     LMI Aerospace, Inc. is a leading supplier of quality components to the aerospace and technology industries. The Company operates twelve manufacturing facilities that fabricate, machine, finish and integrate formed, close tolerance aluminum and specialty alloy components for commercial, corporate, regional and military aircraft, laser equipment used in the semiconductor and medical industries, and for the commercial sheet metal industries.

     This press release includes forward-looking statements related to LMI Aerospace's outlook for 2004, which are based on current management expectations. Such forward-looking statements are subject to various risks and uncertainties, many of which are beyond the control of LMI Aerospace, Inc. Actual results could differ materially from the forward looking statements as a result, among other things, of the factors detailed from time to time in LMI Aerospace's filings with the Securities and Exchange Commission, including those factors contained in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2003.